Filed Pursuant to Rule 433

Registration Statement Nos. 333-119615, 333-122925, 333-122925-01, 333-132370, 333-132370-01, 333-126744, 333-126744-04, 333-125845-01, 333-132373, 333-132373-11, 333-69230, 333-103698, 333-89080 and 333-57357

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Safety First

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PISTONS

SEQUINS

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Opportunity First

UPTURN NOTES

What are

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TARGETS

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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what are structured investments?

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Protection First

Enhanced Income

Principal Protected Notes

Safety First

Other Principal Protected

Performance First

ELKS

PACERS

PISTONS

SEQUINS

LASERS

Opportunity First

UPTURN NOTES

TARGETS

What are

Structured investments ?

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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what are structured investments?

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Protection First

Enhanced Income

Principal Protected Notes

Safety First

Other Principal Protected

Performance First

ELKS

PACERS

PISTONS

SEQUINS

LASERS

Opportunity First

UPTURN NOTES

TARGETS

What are

Structured investments ?

Invest in a generation of equity products designed by Citigroup to suit your personal investment needs

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

CQP- Petro China

SMU - Dow Jones Industrial Average

SSM - S&P 500 Index

SMN - Dow Jones Industrial Average

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100

CFO - Oil Service Sector

PISTONS

PBN- CBOE S&P 500 BuyWrite Index

SEQUINS

CGS - EBay, Inc

CGY - Altria Group

CXZ - Texas Instruments

LASERS

ILB - Dow Jones Industrial Average

ILY - Nikkei 225 Index

IDJ - Jones EURO STOXX 50 Index

TARGETS

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

Other Principal Protected

PTSAZ - Dow Jones Commodity

PDYXN - Dow Jones-AIG Commodity

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

[This pop-up window relates to the CGGM – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 02/19/2004

Maturity Date: 02/26/2009

[This pop-up window relates to the CIGHL – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 05/25/2004

Maturity Date: 05/26/2010

[This pop-up window relates to the CIGHO – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 09/28/2004

Maturity Date: 11/27/2009

[This pop-up window relates to the CPKNP – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year, 100% Principal Protected Notes on S&P 500, variable coupon

Issue Date: 05/26/2005

Maturity Date: 11/29/2010

[This pop-up window relates to the PTSAL – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year, 100% Principal Protected Notes on S&P 500, variable coupon

Issue Date: 07/25/2005

Maturity Date: 01/28/2011

[This pop-up window relates to the PTSAJ – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Principal Protected Notes on S&P 500, variable coupon

Issue Date: 10/25/2005

Maturity Date: 04/25/2011

[This pop-up window relates to the PDYXO – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 01/31/2005

Maturity Date: 08/27/2010

[This pop-up window relates to the CIGHM – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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What are

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 07/23/2004

Maturity Date: 02/26/2010

[This pop-up window relates to the CEIS – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 10/28/2003

Maturity Date: 11/04/2008

[This pop-up window relates to the PSCDP – Income 10 Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Protected Notes on 10 highest yielding stocks in DJIA (ex-C), variable coupon

Issue Date: 11/22/2004

Maturity Date: 05/05/2010

[This pop-up window relates to the ASBXL – REIT Buy-Write Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PROTECTION FIRST

Enhanced Income

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PTSAL - S&P 500 Index

PTSAJ - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CEIS - Income 10 Buy-Write Index

PSCDP - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

5-year note, 100% Principal Protected Notes on REIT Portfolio, variable coupon

Issue Date: 03/29/2005

Maturity Date: 04/04/2011

[This pop-up window relates to the PDW – Dow Jones Global Titans 50 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

100% principal protected, 5.5-year tenure, 1.5% coupon.

Issue Date: 04/26/2004

Maturity Date: 10/29/2009

[This pop-up window relates to the PDY – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

100% principal protected, 5.5-year tenure, 1.50% coupon.

Issue Date: 04/26/2004

Maturity Date: 10/29/2009

[This pop-up window relates to the PPN – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

5-year note on DJIA, 100% principal protected, 2% coupon/annum

Issue Date: 08/25/2004

Maturity Date: 12/29/2009

[This pop-up window relates to the PQU – Nasdaq 100 securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

4.5-year note on Nasdaq-100, 100% principal protected, 2% coupon/annum

Issue Date: 06/23/2004

Maturity Date: 09/28/2009

[This pop-up window relates to the PSC – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

5-year note on S&P, 100% principal protected

Issue Date: 10/25/2004

Maturity Date: 01/28/2010

[This pop-up window relates to the PTS – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

3.5 year note on S&P 500, 100% principal protected

Issue Date: 06/24/2005

Maturity Date: 12/30/2008

[This pop-up window relates to the PNJ – DJ Global Titans securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

5-year note on DJ Global Titans, 100% principal protected, 2.5% coupon

Issue Date: 04/25/2005

Maturity Date: 10/28/2010

[This pop-up window relates to the PLR – Russell 1000 Growth Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

4-year note on Russell 1000 Growth, 100% principal protected

Issue Date: 08/25/2005

Maturity Date: 03/02/2009

[This pop-up window relates to the PFT – Nikkei 225 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

3.5-year note on Nikkei , 100% principal protected

Issue Date: 11/21/2005

Maturity Date: 05/29/2009

[This pop-up window relates to the PDD – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

5-year note on DJIA, 100% principal protected, 2% coupon, valuation based on arithmetic average for entire 5.5 years

Issue Date: 02/22/2005

Maturity Date: 08/25/2010

[This pop-up window relates to the CZJ – 5 Asian Currencies securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

3-year note on basket of five Asian currencies, 100% principal protected, 100% participation

Issue Date: 07/25/2005

Maturity Date: 06/30/2008

[This pop-up window relates to the CAQ – 5 Asian Currencies securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Principal Protected Notes

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PPN - Dow Jones Industrial Average

PQU - NASDAQ 100

PSC - S&P 500 Index

PTS - S&P 500 Index

PNJ - DJ Global Titans

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PDD - Dow Jones Industrial Average

CZJ - 5 Asian Currencies

CAQ - 5 Asian Currencies

3-year Asian currency basket, 100% principal protected, 100% participation, no coupon

Issue Date: 04/25/2005

Maturity Date: 04/28/2008

[This pop-up window relates to the NQH – Nasdaq-100 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on Nasdaq-100, 100% principal protected, 12% quarterly cap

Issue Date: 04/11/2001

Maturity Date: 04/24/2006

[This pop-up window relates to the NSB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

7-year note on S&P 500, 100% principal protected

Issue Date: 02/26/1999

Maturity Date: 06/30/2006

[This pop-up window relates to the RUD – Russell 2000 securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on Russell 2000, 100% principal protected, 3.5% monthly cap

Issue Date: 01/22/2004

Maturity Date: 04/29/2009

[This pop-up window relates to the SMC – S&P Midcap 400 Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P Midcap 400 Index, 100% principal protection, 10% minimum return, 4.5% monthly cap

Issue Date: 09/19/2002

Maturity Date: 09/26/2007

[This pop-up window relates to the SPO – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500 Index, 9% minimum return, 4.5% monthly cap

Issue Date: 11/25/2003

Maturity Date: 01/06/2009

[This pop-up window relates to the SRB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500, 100% principal protection, 5% monthly cap

Issue Date: 08/15/2001

Maturity Date: 08/23/2006

[This pop-up window relates to the SSB – TheStreet.com Internet Sector Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

7-year note on Internet Sector Index, 90% principal protection, 25% call premium

Issue Date: 05/25/1999

Maturity Date: 05/30/2006

[This pop-up window relates to the XSB – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on Dow Jones Industrial Average, 100% Principal Protected, 5% monthly cap

Issue Date: 04/24/2002

Maturity Date: 04/30/2007

[This pop-up window relates to the SYP – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500, 100% principal protected, 9% minimum return, 4.5% monthly cap

Issue Date: 12/23/2003

Maturity Date: 01/07/2009

[This pop-up window relates to the SNJ – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note, 100% principal protection, 9% minimum return

Issue Date: 11/19/2002

Maturity Date: 11/26/2007

[This pop-up window relates to the SNB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on the S&P 500, 100% principal protection, 10% minimum return, 4.5% monthly cap

Issue Date: 08/22/2002

Maturity Date: 08/29/2007

[This pop-up window relates to the SFM – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

3-year note on S&P 500 Index, 100% principal protected, 4.5% monthly cap

Issue Date: 05/15/2003

Maturity Date: 05/22/2008

[This pop-up window relates to the SFH – Nasdaq-100 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

3-year note on Nasdaq-100, 100% principal protected, 5.5% monthly cap

Issue Date: 06/20/2003

Maturity Date: 01/05/2009

[This pop-up window relates to the RSB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

7-year note on the S&P 500, 100%

principal protected

Issue Date: 11/23/1999

Maturity Date: 12/08/2006

[This pop-up window relates to the NQL – Nasdaq-100 Index securities and appears as part of the “What are structured investments?” page]

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

4-year note on Nasdaq-100, 100% principal protected, 8% quarterly cap

Issue Date: 07/23/2002

Maturity Date: 07/30/2007

[This pop-up window relates to the NAS – Nasdaq-100 Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

2-year note on Nasdaq-100, 100% principal protected, 5.5% monthly cap

Issue Date: 07/23/2003

Maturity Date: 01/30/2009

[This pop-up window relates to the JSB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500, 100% principal protected, 5% monthly cap

Issue Date: 01/23/2002

Maturity Date: 01/30/2007

[This pop-up window relates to the ISB – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

investment objectives

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What are

Structured investments ?

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on DJIA, 100% principal protected, 5% monthly cap

Issue Date: 11/15/2001

Maturity Date: 11/29/2006

[This pop-up window relates to the HSB – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

investment objectives

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What are

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500, 100% principal protection, 5% monthly cap

Issue Date: 05/15/2001

Maturity Date: 05/24/2006

[This pop-up window relates to the DJQ – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on DJIA, 100% principal protected, 9% minimum return, 4.5% monthly cap

Issue Date: 09/22/2003

Maturity Date: 09/29/2008

[This pop-up window relates to the DJE – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on DJIA, 100% principal protected, 9% minimum return, 4.5% monthly cap

Issue Date: 01/23/2003

Maturity Date: 01/30/2008

[This pop-up window relates to the LSB – AMEX Elec. Pwr. and Nat. Gas Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on RPE Index, 100% principal protected, 5% monthly cap

Issue Date: 07/19/2001

Maturity Date: 07/26/2006

[This pop-up window relates to the SMX – S&P 500 Index securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

Structured investments ?

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Safety First

NQH - Nasdaq-100 Index

NSB - S&P 500 Index

RUD - Russell 2000

SMC - S&P Midcap 400 Index

SPO - S&P 500 Index

SRB - S&P 500 Index

SSB -TheStreet.com Internet Sector Index (DOT)

XSB - Dow Jones Industrial Average

SYP - S&P 500 Index

SNJ - S&P 500 Index

SNB - S&P 500 Index

SFM - S&P 500 Index

SFH - Nasdaq-100 Index

RSB - S&P 500 Index

NQL - Nasdaq-100 Index

NAS - Nasdaq-100 Index

JSB - S&P 500 Index

ISB - Dow Jones Industrial Average

HSB - S&P 500 Index

DJQ - Dow Jones Industrial Average

DJE - Dow Jones Industrial Average

LSB - AMEX Elec. Pwr. and Nat.Gas Index

SMX - S&P 500 Index

5-year note on S&P 500, 100% principal protection, 8% min return, 4.5% monthly cap

Issue Date: 03/21/2003

Maturity Date: 04/28/2008

[This pop-up window relates to the PTSAZ – Dow Jones Commodity securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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Citigroup Privacy Promise

Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Other Principal Protected

PTSAZ - Dow Jones Commodity

PDYXN - Dow Jones-AIG Commodity

6-year note on Dow Jones-AIG Commodity Index, 100% principal protection, variable coupon

Issue Date: 06/24/2005

Maturity Date: 07/01/2011

[This pop-up window relates to the PDYXN – Dow Jones AIG Commodity securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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Terms and Conditions

Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Other Principal Protected

PTSAZ - Dow Jones Commodity

PDYXN - Dow Jones-AIG Commodity

6-year note on Dow Jones-AIG Commodity Index, 100% principal protection, variable coupon

Issue Date: 02/24/2005

Maturity Date: 03/03/2011

[This pop-up window relates to the EBY – Best Buy Co. securities and appears as part of the “What are structured investments?” page]

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what are structured investments?

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What are

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1-year note on Best Buy, Coupon 9.25%, downside trigger 25%

Issue Date: 11/21/2005

Maturity Date: 12/07/2006

[This pop-up window relates to the ECC – Companhia Vale do Rio Doce securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1	year note on CVRD, Coupon 10.75%, downside trigger 25%

Issue Date: 11/22/2005

Maturity Date: 12/08/2006

[This pop-up window relates to the EKD – Dow Chemical Co. securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1-year note on Dow Chemical, Coupon 7.75%, downside trigger 17.5%

Issue Date: 09/26/2005

Maturity Date: 10/13/2006

[This pop-up window relates to the EKF – Freeport McMoRan securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1-year note on Freeport McMoRan, Coupon 8.5%, downside trigger 22.5%

Issue Date: 04/25/2005

Maturity Date: 05/01/2006

[This pop-up window relates to the EHD – Home Depot securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1-year note on Home Depot, Coupon 6.75%, downside trigger 17.5%

Issue Date: 06/24/2005

Maturity Date: 06/30/2006

[This pop-up window relates to the EZH – Halliburton Co. securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

PERFORMANCE FIRST

Elks

EBY - Best Buy Co.

ECC - Companhia Vale do Rio Doce

EKD - Dow Chemical Co.

EKF- Freeport McMoRan

EHD- Home Depot

EZH- Halliburton Co.

1-year note on Halliburton Co., Coupon 8.25%, downside trigger 22.5%

Issue Date: 08/22/2005

Maturity Date: 08/28/2006

[This pop-up window relates to the CQP – Petro China securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Pacers

CQP- Petro China

CFO - Oil Service Sector

3-year note on PetroChina ADRs, 14.5% annualized ytc premium, 35% downside protecion

Issue Date: 10/25/2005

Maturity Date: 10/30/2008

[This pop-up window relates to the CFO – Oil Service Sector securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Pacers

CQP- Petro China

CFO - Oil Service Sector

3-year note on Oil Service Sector, 12% annualized ytc premium, 25% downside protection

Issue Date: 12/19/2005

Maturity Date: 12/22/2008

[This pop-up window relates to the PBN – CBOE S&P 500 BuyWrite Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Pistons

PBN- CBOE S&P 500 BuyWrite Index

5-year note on the S&P 500 BuyWrite Index (BXM), variable monthly coupon (8% of

Issue Date: 09/26/2005

Maturity Date: 09/23/2010

[This pop-up window relates to the CGS – Ebay, Inc. securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Sequins

CGS - EBay, Inc

CGY - Altria Group

CXZ - Texas Instruments

1-year note on EBay, 9% coupon/annum, callable after 6 months, yield to call 14.25%

Issue Date: 10/24/2005

Maturity Date: 11/09/2006

[This pop-up window relates to the CGY – Altria Group securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Sequins

CGS - EBay, Inc

CGY - Altria Group

CXZ - Texas Instruments

1-year note on Altria Group, 7.25% coupon/annum, callable after 6 months, yield to call 12%

Issue Date: 05/24/2005

Maturity Date: 06/01/2006

[This pop-up window relates to the CXZ – Texas Instruments securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Sequins

CGS - EBay, Inc

CGY - Altria Group

CXZ - Texas Instruments

1	year note on Texas Instruments, 7% coupon/annum, callable after 6 months, yield to call 11%

Issue Date: 07/25/2005

Maturity Date: 08/11/2006

[This pop-up window relates to the ILB – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Lasers

ILB - Dow Jones Industrial Average

ILY - Nikkei 225 Index

IDJ - Jones EURO STOXX 50 Index

4-year note, 110% upside participation rate, no principal protection, no coupon.

Issue Date: 03/23/2004

Maturity Date: 03/26/2008

[This pop-up window relates to the ILY – Nikkei 225 Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Lasers

ILB - Dow Jones Industrial Average

ILY - Nikkei 225 Index

IDJ - Jones EURO STOXX 50 Index

4-year tenure, 127% upside participation rate, no pricinpal protection, no coupon

Issue Date: 06/16/2004

Maturity Date: 06/19/2008

[This pop-up window relates to the IDJ – Jones EURO STOXX 50 Index securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Lasers

ILB - Dow Jones Industrial Average

ILY - Nikkei 225 Index

IDJ - Jones EURO STOXX 50 Index

4-year note on DowJones EURO STOXX 50 Index, 150% upside participation rate, no principal protec

Issue Date: 03/24/2005

Maturity Date: 03/30/2009

[This pop-up window relates to the TCY – Cisco Systems, Inc securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Cisco Systems, 7.5% annual coupon, 5% cap & 10% floor (monthly)

Issue Date: 02/23/2004

Maturity Date: 02/15/2007

[This pop-up window relates to the TGM – Motorola, Inc securities and appears as part of the “What are structured investments?” page]

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Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Motorola, 7.5% annual coupon, 4.5% cap & 10% floor (monthly)

Issue Date: 08/25/2005

Maturity Date: 08/15/2008

[This pop-up window relates to the TGZ – Nokia Corp. ADRs securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Nokia Corp, 8.5% annual coupon, 5% cap & 10% floor (monthly)

Issue Date: 09/24/2004

Maturity Date: 08/15/2007

[This pop-up window relates to the TOI – Intel Corp securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Intel Corp, 7% annual coupon, 4.5% cap & 10% floor (monthly)

Issue Date: 02/22/2005

Maturity Date: 02/15/2008

[This pop-up window relates to the TSR – Sprint Nextel securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Sprint Nextel, 8% annual coupon, 4.5% cap & 10% floor (monthly_

Issue Date: 12/19/2005

Maturity Date: 11/15/2008

[This pop-up window relates to the TTE – Time Warner securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Time Warner Inc, 8% annual coupon, 5% cap & 10% floor (monthly)

Issue Date: 12/16/2003

Maturity Date: 11/15/2006

[This pop-up window relates to the TZN – Newmont Mining Corp securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Newmont Mining Corp, 7.5% annual coupon, 5% cap & 10% floor (monthly)

Issue Date: 12/14/2004

Maturity Date: 11/15/2007

[This pop-up window relates to the TTA – Alcoa securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

Targets

TCY - Cisco Systems, Inc

TGM - Motorola, Inc

TGZ - Nokia Corp. ADRs

TOI - Intel Corp

TSR - Sprint Nextel

TTE - Time Warner

TZN - Newmont Mining Corp

TTA - Alcoa

3-year note on Alcoa Corp, 8% annual coupon, 5% cap & 10% floor (monthly)

Issue Date: 05/24/2004

Maturity Date: 05/15/2007

[This pop-up window relates to the SMU – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

OPPORTUNITY FIRST

Upturn notes

SMU - Dow Jones Industrial Average

SSM - S&P 500 Index

SMN - Dow Jones Industrial Average

1.5-year note on S&P 500, 300% participation, 15% total cap

Issue Date: 05/24/2005

Maturity Date: 11/29/2006

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Upturn notes

SMU - Dow Jones Industrial Average

SSM - S&P 500 Index

SMN - Dow Jones Industrial Average

1.5 year note on S&P 500, 300% participation rate, 16% total cap

Issue Date: 11/21/2005

Maturity Date: 05/29/2007

[This pop-up window relates to the SMN – Dow Jones Industrial Average securities and appears as part of the “What are structured investments?” page]

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

SMU - Dow Jones Industrial Average

SSM - S&P 500 Index

SMN - Dow Jones Industrial Average

3-year note on DJIA, 300% participation rate, capped at 17.1%

Issue Date: 01/31/2005

Maturity Date: 11/03/2006

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Protection First

Enhanced Income

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Principal Protected Notes

Safety First

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Upturn notes

Enhanced Income

The Enhanced Income Strategy Principal Protected Notes are hybrid instruments that uniquely combine characteristics of equity and fixed income instruments. These notes offer 100% principal protection at maturity, and the potential for periodic income based on the performance of an underlying dynamic portfolio index.

Products

PTSAJ - S&P 500 Index

CEIS - Income 10 Buy-Write Index

ASBXL - REIT Buy-Write Index

CGGM - Income 10 Buy-Write Index

CIGHL - Income 10 Buy-Write Index

CIGHM - Income 10 Buy-Write Index

CIGHO - Income 10 Buy-Write Index

CPKNP - S&P 500 Index

PSCDP - Income 10 Buy-Write Index

PTSAL - S&P 500 Index

PDYXO - Income 10 Buy-Write Index

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

Principal Protected Notes

Principal Protected Notes are investment instruments that provide exposure to the performance of equities while guaranteeing principal repayment at maturity.

Products

CZJ - 5 Asian Currencies

PDW - Dow Jones Global Titans 50 Index

PDY - S&P 500 Index

PQU - NASDAQ 100

PPN - Dow Jones Industrial Average

PSC - S&P 500 Index

PDD - Dow Jones Industrial Average

PLR - Russell 1000 Growth Index

PFT - Nikkei 225 Index

PTS - S&P 500 Index

CAQ - 5 Asian Currencies

PNJ - DJ Global Titans

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

Safety First

Invest in the Stock Market’s Upside with the Assurance of a Fixed Minimum Return – without Risking the Downside

Safety First Investments provide for capped equity-linked capital appreciation and a nominal minimum return paid either periodically or at maturity with 100% principal protection if held to maturity.

These investments were issued by TIERS® Principal-Protected Asset Backed Certificates Trust and carry a credit rating of Aaa/AAA (Moody’s/S&P).

Products

DJE - Dow Jones Industrial Average

DJQ - Dow Jones Industrial Average

HSB - S&P 500 Index

ISB - Dow Jones Industrial Average

JSB - S&P 500 Index

LSB - AMEX Elec. Pwr. and Nat.Gas Index

NQL - Nasdaq-100 Index

NSB - S&P 500 Index

RSB - S&P 500 Index

RUD - Russell 2000

SFH - Nasdaq-100 Index

SSB - TheStreet.com Internet Sector Index (DOT)

SRB - S&P 500 Index

SPO - S&P 500 Index

SNJ - S&P 500 Index

SFM - S&P 500 Index

XSB - Dow Jones Industrial Average

SNB - S&P 500 Index

SMX - S&P 500 Index

NQH - Nasdaq-100 Index

SMC - S&P Midcap 400 Index

SYP - S&P 500 Index

NAS - Nasdaq-100 Index

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

Other Principal Protected

Principal Protected Notes are not limited to combining only the characteristics of equity and fixed income investments. They can also provide exposure to the performance of a variety of underlying asset classes such as commodities, actively managed funds, etc., while guaranteeing repayment of principal at maturity.

Products

PDYXN - Dow Jones-AIG Commodity

PTSAZ - Dow Jones Commodity

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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ELKS

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Upturn notes

ELKS

ELKS are equity-linked investments that offer current income as well as limited protection against the decline in price of an underlying stock. ELKS pay fixed coupons which are greater than the dividends then paid on the underlying stock and the yield that would be payable on a comparable debt security. ELKS are not principal protected.

Products

EKF- Freeport McMoRan

ECC - Companhia Vale do Rio Doce

EHD- Home Depot

EKD - Dow Chemical Co.

EBY - Best Buy Co.

EZH- Halliburton Co.

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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PACERS

PROTECTION FIRST

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Upturn notes

PACERS

PACERS are callable equity-linked notes that offer participation in a portion of the growth potential of a stock while also providing limited protection against loss. Instead of paying a periodic fixed or floating rate of interest, the return on these notes is paid upon call or at maturity and is based, in part, on the appreciation, if any, of the underlying stock. If called prior to maturity, this type of investment pays investors a premium on their investment. PACERS are not principal protected.

Products

CFO - Oil Service Sector

CQP- Petro China

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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PISTONS

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Upturn notes

PISTONS

PISTONS are notes that are designed to track the performance of an underlying index or portfolio strategy. PISTONS generally offer the potential for relatively high cash flow plus the potential for growth. These investments provide no downside protection beyond the coupons paid.

Products

PBN- CBOE S&P 500 BuyWrite Index

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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SEQUINS

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Upturn notes

SEQUINS

SEQUINS are callable notes that provide for a yield greater than the underlying stock’s then-current dividend yield and growth potential based on the underlying stock. If the SEQUINS are called prior to maturity, investors receive a fixed annualized return, inclusive of coupons received, in excess of the stated coupon. SEQUINS are not principal protected.

Products

CGS - EBay, Inc CXZ - Texas Instruments CGY - Altria Group

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

LASERS

Index LASERS are index-linked investments that offer enhanced upside participation in the growth of the underlying index, as well as limited downside protection. The Index LASERS do not pay periodic interest or any other payments prior to maturity. LASERS are not principal protected.

Products

IDJ - Jones EURO STOXX 50 Index

ILB - Dow Jones Industrial Average

ILY - Nikkei 225 Index

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

TARGETS

TARGETS are trust issued certificates that allow participation in the price appreciation of a stock up to a periodically reset return cap (e.g., the first 5% of appreciation in the price of the underlying stock per month). In exchange for accepting “capped” upside potential, the TARGETS investor receives a significant yield advantage and limited protection against loss. TARGETS are not principal protected.

Products

TZN - Newmont Mining Corp

TTE - Time Warner

TTA - Alcoa

TSR - Sprint Nextel

TOI - Intel Corp

TGZ - Nokia Corp. ADRs

TGM - Motorola, Inc

TCY - Cisco Systems, Inc

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Upturn notes

UPTURN NOTES

Stock Market Upturn Notes are equity-linked investments that offer investors leveraged capital appreciation, e.g., two to three times the upside return on an underlying index, subject to a maximum total return cap. These notes do not pay any periodic coupons or offer downside protection. Upturn Notes are not principal protected.

Products

SMN - Dow Jones Industrial Average

SMU - Dow Jones Industrial Average

SSM - S&P 500 Index

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this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Home | Investment Objectives

Investment Objectives

Protection First

products	investment objective	Tenor
Principal Protected Notes	Principal Protection / Growth / Current Income	3 - 5+ years
Safety First Investments	Principal Protection / Growth	5+ years
Dynamic Notes	Principal Protection / Current Income / Growth	5+ years

Performance First

products	investment objective	Tenor
SEQUINS	Current Income / Growth	1 year
ELKS	Current Income / Limited Downside Protection	1 year
TARGETS	Current Income / Growth / Limited Downside Protection	3 years
PACERS	Growth / Limited Downside Protection	3 years
LASERS	Growth / Limited Downside Protection	4 years
PISTONS	Current Income / Growth	5 years

Opportunity First

products	investment objective	Tenor
UPTURN NOTES	Growth	1+ years
WARRANTS	Growth	1+ years

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Distribution Channels

Citigroup Private Bank

The Citigroup Private Bank provides personalized wealth management services for our affluent clients who include many of the world’s most influential entrepreneurs, families and senior corporate executives. With 90 offices in 58 cities in 31 countries, it is one of the world’s most global private banks. Tel: 800-269-8952

http://www.citibank.com/privatebank

Smith Barney

Smith Barney Private Client Group is the global private wealth management unit of Citigroup. It is a leading provider of comprehensive financial planning and advisory services to high net worth investors, institutions, corporations and private businesses, governments and foundations. With approximately 12,100 financial consultants in some 500 offices, Smith Barney offers a full suite of investment services, including asset allocation, private investments and lending services, hedge funds, cash and portfolio management, as well as retirement, education and estate planning. A division of Citigroup Global Markets Inc., the firm currently has more than 7.7 million client accounts, representing over $1.2 trillion in client assets. Tel: 800-634-9855

http://www.smithbarney.com

Citicorp Investment Services

Retail Banking North America includes branch banking, commercial banking, commercial real estate, commercial financing and leasing, mortgages, student loans and the Primerica Financial Services distribution channel.

http://www.citibank.com

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The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.

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Secondary Market Pricing Data

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Security Bid Price* Ask Price* Last Price* Maturity Date Allocation** Issue Date

ASBXL - REIT Buy-Write Index $9.13 $9.48 N/A Apr. 04, 2011 61.00 Mar. 29, 2005

CAQ - 5 Asian Currencies N/A N/A N/A Apr. 28, 2008 N/A Apr. 25, 2005

CEIS - Income 10 Buy- Write Index $9.45 $9.25 N/A Nov. 04, 2008 17.00 Oct. 28, 2003

CFO - Oil Service Sector N/A N/A N/A Dec. 22, 2008 N/A Dec. 19, 2005

CGGM - Income 10 Buy- Write Index $9.10 $9.38 N/A Feb. 26, 2009 18.00 Feb. 19, 2004

CGS - EBay, Inc N/A N/A $9.55 Nov. 09, 2006 N/A Oct. 24, 2005

CGY - Altria Group N/A N/A N/A Jun. 01, 2006 12.82 May. 24, 2005

CIGHL - Income 10 Buy- Write Index $9.19 $9.47 N/A May. 26, 2010 47.00 May. 25, 2004

CIGHM - Income 10 Buy- Write Index $9.15 $9.43 N/A Feb. 26, 2010 35.00 Jul. 23, 2004

CIGHO - Income 10 Buy- Write Index $9.10 $9.38 N/A Nov. 27, 2009 33.00 Sep. 28, 2004

CPKNP - S&P 500 Index $9.53 $9.88 N/A Nov. 29, 2010 N/A May. 26, 2005

CQP- Petro China N/A N/A N/A Oct. 30, 2008 N/A Oct. 25, 2005

CXZ - Texas Instruments N/A N/A N/A Aug. 11, 2006 N/A Jul. 25, 2005

CZJ - 5 Asian Currencies N/A N/A $9.65 Jun. 30, 2008 N/A Jul. 25, 2005

DJE - Dow Jones Industrial Average N/A N/A $11.37 Jan. 30, 2008 N/A Jan. 23, 2003

DJQ - Dow Jones Industrial Average N/A N/A $10.30 Sep. 29, 2008 N/A Sep. 22, 2003

EBY - Best Buy Co. N/A N/A N/A Dec. 07, 2006 N/A Nov. 21, 2005

ECC - Companhia Vale do Rio Doce N/A N/A $10.10 Dec. 08, 2006 N/A Nov. 22, 2005

EHD- Home Depot N/A N/A $10.09 Jun. 30, 2006 N/A Jun. 24, 2005

EKD - Dow Chemical Co. N/A N/A $10.18 Oct. 13, 2006 N/A Sep. 26, 2005

EKF- Freeport McMoRan N/A N/A $10.34 May. 01, 2006 N/A Apr. 25, 2005

EZH- Halliburton Co. N/A N/A N/A Aug. 28, 2006 N/A Aug. 22, 2005

HSB - S&P 500 Index N/A N/A $9.94 May. 24, 2006 N/A May. 15, 2001

IDJ - Jones EURO STOXX 50 Index N/A N/A $12.30 Mar. 30, 2009 N/A Mar. 24, 2005

ILB - Dow Jones Industrial Average N/A N/A $10.86 Mar. 26, 2008 N/A Mar. 23, 2004

ILY - Nikkei 225 Index N/A N/A $14.10 Jun. 19, 2008 N/A Jun. 16, 2004

ISB - Dow Jones Industrial Average N/A N/A $10.30 Nov. 29, 2006 N/A Nov. 15, 2001

JSB - S&P 500 Index N/A N/A $9.59 Jan. 30, 2007 N/A Jan. 23, 2002

LSB - AMEX Elec. Pwr. and Nat.Gas Index N/A N/A N/A Jul. 26, 2006 N/A Jul. 19, 2001

NAS - Nasdaq-100 Index N/A N/A N/A Jan. 30, 2009 N/A Jul. 23, 2003

NQH - Nasdaq-100 Index N/A N/A N/A Apr. 24, 2006 N/A Apr. 11, 2001

NQL - Nasdaq-100 Index N/A N/A $15.40 Jul. 30, 2007 N/A Jul. 23, 2002

NSB - S&P 500 Index N/A N/A $9.45 Jun. 30, 2006 N/A Feb. 26, 1999

PBN- CBOE S&P 500 BuyWrite Index N/A N/A $9.60 Sep. 23, 2010 N/A Sep. 26, 2005

PDD - Dow Jones Industrial Average N/A N/A $9.10 Aug. 25, 2010 N/A Feb. 22, 2005

PDW - Dow Jones Global Titans 50 Index N/A N/A $9.54 Oct. 29, 2009 N/A Apr. 26, 2004

PDY - S&P 500 Index N/A N/A $9.57 Oct. 29, 2009 N/A Apr. 26, 2004

PDYXN - Dow Jones-AIG Commodity N/A N/A N/A Mar. 03, 2011 N/A Feb. 24, 2005

PDYXO - Income 10 Buy- Write Index $8.93 $9.28 N/A Aug. 27, 2010 40.00 Jan. 31, 2005

PFT - Nikkei 225 Index N/A N/A $10.24 May. 29, 2009 N/A Nov. 21, 2005

PLR - Russell 1000 Growth Index N/A N/A $9.68 Mar. 02, 2009 N/A Aug. 25, 2005

PNJ - DJ Global Titans N/A N/A N/A Oct. 28, 2010 N/A Apr. 25, 2005

PPN - Dow Jones Industrial Average N/A N/A $9.40 Dec. 29, 2009 N/A Aug. 25, 2004

PQU - NASDAQ 100 N/A N/A $9.75 Sep. 28, 2009 N/A Jun. 23, 2004

PSC - S&P 500 Index N/A N/A $10.12 Jan. 28, 2010 N/A Oct. 25, 2004

PSCDP - Income 10 Buy- Write Index $9.11 $9.39 N/A May. 05, 2010 51.00 Nov. 22, 2004

PTS - S&P 500 Index N/A N/A N/A Dec. 30, 2008 N/A Jun. 24, 2005

PTSAJ - S&P 500 Index $9.81 $10.13 N/A Apr. 25, 2011 90.00 Oct. 25, 2005

PTSAL - S&P 500 Index $9.44 $9.77 N/A Jan. 28, 2011 82.00 Jul. 25, 2005

PTSAZ - Dow Jones Commodity $10.20 $10.51 N/A Jul. 01, 2011 117.00 Jun. 24, 2005

RSB - S&P 500 Index N/A N/A $9.77 Dec. 08, 2006 N/A Nov. 23, 1999

RUD - Russell 2000 N/A N/A $9.39 Apr. 29, 2009 N/A Jan. 22, 2004

SFH - Nasdaq-100 Index N/A N/A $11.05 Jan. 05, 2009 N/A Jun. 20, 2003

SFM - S&P 500 Index N/A N/A $11.65 May. 22, 2008 N/A May. 15, 2003

SMC - S&P Midcap 400 Index N/A N/A N/A Sep. 26, 2007 N/A Sep. 19, 2002

SMN - Dow Jones Industrial Average N/A N/A $10.72 Nov. 03, 2006 N/A Jan. 31, 2005

SMU - Dow Jones Industrial Average N/A N/A $10.55 Nov. 29, 2006 N/A May. 24, 2005

SMX - S&P 500 Index N/A N/A N/A Apr. 28, 2008 N/A Mar. 21, 2003

SNB - S&P 500 Index N/A N/A N/A Aug. 29, 2007 N/A Aug. 22, 2002

SNJ - S&P 500 Index N/A N/A $12.55 Nov. 26, 2007 N/A Nov. 19, 2002

SPO - S&P 500 Index N/A N/A $10.50 Jan. 06, 2009 N/A Nov. 25, 2003

SRB - S&P 500 Index N/A N/A $9.85 Aug. 23, 2006 N/A Aug. 15, 2001

SSB -TheStreet.com Internet Sector Index (DOT) N/A N/A $8.90 May. 30, 2006 N/A May. 25, 1999

SSM - S&P 500 Index N/A N/A $10.13 May. 29, 2007 N/A Nov. 21, 2005

SYP - S&P 500 Index N/A N/A N/A Jan. 07, 2009 N/A Dec. 23, 2003

TCY - Cisco Systems, Inc N/A N/A N/A Feb. 15, 2007 N/A Feb. 23, 2004

TGM - Motorola, Inc N/A N/A $8.25 Aug. 15, 2008 N/A Aug. 25, 2005

TGZ - Nokia Corp. ADRs N/A N/A $10.30 Aug. 15, 2007 N/A Sep. 24, 2004

TOI - Intel Corp N/A N/A $7.15 Feb. 15, 2008 N/A Feb. 22, 2005

TSR - Sprint Nextel N/A N/A $9.70 Nov. 15, 2008 N/A Dec. 19, 2005

TTA - Alcoa N/A N/A $7.89 May. 15, 2007 N/A May. 24, 2004

TTE - Time Warner N/A N/A $8.16 Nov. 15, 2006 N/A Dec. 16, 2003

TZN	- Newmont Mining Corp N/A N/A $7.83 ` Nov. 15, 2007 N/A Dec. 14, 2004

Test – CZJ N/A N/A $9.65 Mar. 07, 2008 N/A Mar. 31, 2006

Test – ABY N/A N/A N/A Mar. 14, 2008 N/A Mar. 31, 2006

Test – EZH N/A N/A N/A Mar. 08, 2008 N/A Mar. 31, 2006

Test Test N/A N/A N/A Mar. 31, 2006 N/A Mar. 31, 2006

XSB - Dow Jones Industrial Average N/A N/A $9.56 Apr. 30, 2007 N/A Apr. 24, 2002

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The Structured Products Group in Equity Derivatives provides structuring, marketing and execution services in the following product areas:

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Copyright © 2001-2006 Citigroup

The issuers have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the prospectus by calling toll-free 1-877-858-5407.